UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
March 1, 2006
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
Commission File No. 0-28930
ROADHOUSE GRILL, INC.
(Exact Name Of Registrant As Specified In Its Charter)

Florida	65-0367604
(State Or Other Jurisdiction Of	(IRS Employer
Incorporation Or Organization)	Identification No.)
2703-A Gateway Drive
Pompano Beach, Florida 33069
(Address Of Principal Executive Offices)
(954) 957-2600
Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
On March 1, 2006, Roadhouse Grill, Inc. (the “Company”), Steakhouse Partners, Inc., and RGI Acquisition Corp. entered into Amendment No. 1 to the Agreement and Plan of Merger (the “Amendment”) between the parties dated as of November 17, 2005. The Amendment amended Section 9.1 of the Merger Agreement and set forth that the Merger Agreement cannot be terminated by either party until March 6, 2006, at 5:00 p.m.
Item 8.01 Other Events
On February 28, 2006, the Company adjourned its special meeting of Shareholders until March 13, 2006, at 10:00 a.m. The adjourned meeting will be continued at One Southeast Third Avenue, 19th Floor, Miami, Florida.
Item 9.01 Financial Statements and Exhibits
     (c)    Exhibits

2.1	Amendment No. 1 to Agreement and Plan of Merger dated March 1, 2006, between Roadhouse Grill, Inc., Steakhouse Partners, Inc., and RGI Acquisition Corp.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ROADHOUSE GRILL, INC.
By:	/s/ Michael C. Brant
Executive Vice President and Chief Financial
Officer

Dated: March 6, 2006

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